Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 4, 2022 (the “Sixth Amendment Execution Date”) and effective as of March 31, 2022 (the “Sixth Amendment Effective Date”), is entered into by and among HERITAGE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Regions Bank, in its capacities as Administrative Agent and Collateral Agent.

R E C I T A L S

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Regions Bank, as Administrative Agent and Collateral Agent, are parties to that certain Credit Agreement, dated as of December 14, 2018 (as amended by that certain First Amendment to Credit Agreement, dated as of May 17, 2019, as further amended by that certain Second Amendment to Credit Agreement, dated as of April 27, 2020, as further amended by that certain Third Amendment to Credit Agreement, dated as of June 1, 2020, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of March 24, 2021, as further amended and extended by that certain Fifth Amendment to Credit Agreement, dated as of July 28, 2021, as further modified by that certain Consent and Release Agreement, dated as of December 1, 2021, and as further amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders make certain modifications to the terms of the Credit Agreement as described in Section 2 below; and

WHEREAS, the Lenders, by act of the Required Lenders, have agreed to consent to the modifications to the terms and provisions of the Credit Agreement as provided in Section 2 below, in each case, on the terms, and subject to the conditions, of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree as follows:

A G R E E M E N T

1. Introductory Paragraph and Recitals; Definitions. The above introductory paragraph and recitals (including any terms defined therein) of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Credit Agreement (as amended by this Amendment or as in effect immediately prior to the effectiveness of this Amendment, as the context may require).

2. Amendments to the Credit Agreement. In accordance with to Section 11.4 (Amendments and Waivers) of the Credit Agreement, by act of the Required Lenders, the terms of the Credit Agreement are hereby amended in the following respects:

(a) The following definitions are added to the list of definitions in Section 1.1 (Definitions) of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Consolidated Tangible Net Worth” means, as of any date of determination, for the Borrower and its Subsidiaries (including, for the avoidance of doubt, Regulated Subsidiaries), (a) Consolidated Net Worth on such date, less (b) the net book amount of all assets of the Borrower

Sixth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

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and its Subsidiaries (including, for the avoidance of doubt, Regulated Subsidiaries) that would be classified as intangible assets on a consolidated balance sheet of the Borrower and its Subsidiaries (including, for the avoidance of doubt, Regulated Subsidiaries) as of such date prepared in accordance with GAAP.

“Sixth Amendment Effective Date” means March 31, 2022.

(b) Section 8.8(c) (Consolidated Net Worth) of the Credit Agreement is amended and restated in its entirety to read as follows:

(c) Consolidated Net Worth. Permit:

(i) the Consolidated Net Worth (as defined in the Credit Agreement as in effect immediately prior to the Fifth Amendment Effective Date), as of the end of any Fiscal Quarter ending prior to the Fifth Amendment Effective Date, to be less than the sum of: (A) seventy five percent (75.0%) of the Consolidated Net Worth (as so defined) of the Borrower and its Subsidiaries (including Regulated Subsidiaries) as of December 31, 2017; plus (B) seventy-five percent (75.0%) of the sum of the positive Consolidated Net Income of the Borrower and its Subsidiaries (including Regulated Subsidiaries) earned with respect to each full Fiscal Quarter ended to date after December 31, 2017; plus (C) one hundred percent (100.0%) of the Net Cash Proceeds of any Equity Transaction of the Borrower and its Subsidiaries (including Regulated Subsidiaries) occurring on or after the Closing Date;

(ii) the Consolidated Net Worth, as of the end of any Fiscal Quarter ending after the Fifth Amendment Effective Date but prior to the Sixth Amendment Effective Date, to be less than the sum of: (A) seventy five percent (75.0%) of the Consolidated Net Worth of the Borrower and its Subsidiaries (including Regulated Subsidiaries) as of March 31, 2021; plus (B) twenty-five percent (25.0%) of the sum of the positive Consolidated Net Income of the Borrower and its Subsidiaries (including Regulated Subsidiaries) earned with respect to each full Fiscal Quarter ended to date after March 31, 2021; plus (C) one hundred percent (100.0%) of the Net Cash Proceeds of any Equity Transaction of the Borrower and its Subsidiaries (including Regulated Subsidiaries) occurring on or after the Fifth Amendment Effective Date; and

(iii) the Consolidated Tangible Net Worth, as of the end of any Fiscal Quarter ending on or after the Sixth Amendment Effective Date, to be less than the sum of (without duplication): (A) One-Hundred Sixty-Two Million Three-Hundred Thirty-Three Thousand Seven-Hundred Fifty Dollars ($162,333,750); plus (B) twenty-five percent (25.0%) of the sum of the positive Consolidated Net Income of the Borrower and its Subsidiaries (including Regulated Subsidiaries) earned with respect to each full Fiscal Quarter ended to date after March 31, 2022; plus (C) one hundred percent (100.0%) of the Net Cash Proceeds of any Equity Transaction of the Borrower and its Subsidiaries (including Regulated Subsidiaries) occurring on or after the Sixth Amendment Effective Date.

3. Effectiveness; Conditions Precedent. This Amendment shall become effective on the Sixth Amendment Execution Date, with retroactive effectiveness as of the Sixth Amendment Effective Date, upon the satisfaction of each of the following conditions precedent:

(a) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Credit Parties, Lenders constituting Required Lenders, the Administrative Agent and the Collateral Agent.

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(b) Fees and Expenses. Receipt by the Administrative Agent of all fees, costs, expenses, charges, disbursements and other amounts due and payable by any of the Credit Parties to any of the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and/or the Lenders on or prior to the Sixth Amendment Execution Date, including, without limitation, reimbursement or payment of all out-of-pocket expenses of the Administrative Agent and its affiliates (including, without limitation, all reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by any of the Credit Parties hereunder, under any other Credit Document, and/or under any other agreement with the Administrative Agent or any of its affiliates.

4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:

(a) such Credit Party and each other Credit Party has taken all necessary action(s) to authorize the execution and delivery of this Amendment and the performance of its respective obligations hereunder and under the Credit Agreement (as amended by this Amendment);

(b) this Amendment has been duly executed and delivered by such Credit Party and by each other Credit Party, and constitutes such Credit Party’s and each other Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar Laws affecting creditors’ rights generally, and/or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(c) all consents, approvals, authorizations, registrations and/or filings required to be made or obtained by the Borrower and the other Credit Parties, if any, in connection with this Amendment and/or the Credit Agreement (as amended by this Amendment) and/or any transaction(s) contemplated herein or therein, in any such case of the foregoing, have been obtained and are in full force and effect, and all applicable waiting periods with respect thereto have expired;

(d) no investigation or inquiry by any Governmental Authority regarding this Amendment and/or the Credit Agreement (as amended by this Amendment) and/or any transaction(s) contemplated herein or therein is ongoing;

(e) since December 31, 2017, there has been no event or circumstance that could reasonably be expected, individually or in the aggregate when taken together, to have a Material Adverse Effect;

(f) the most recent annual audited financial statements delivered to the Administrative Agent in accordance with Section 7.1(b) (Annual Financial Statements for the Borrower and its Subsidiaries) of the Credit Agreement were prepared in accordance with GAAP consistently applied, except as noted therein, and fairly present, in all material respects, the financial condition of the Credit Parties and their Subsidiaries as of the date(s) indicated and the results of their operations and their cash flows for the period(s) covered thereby;

(g) the Borrower, individually, and the Credit Parties and their Subsidiaries, taken as a whole, in each case, are Solvent as of the Sixth Amendment Execution Date, both immediately before and immediately after giving effect to this Amendment and any Credit Extension(s) to occur on the Sixth Amendment Execution Date;

(h) both immediately before and immediately after giving effect to this Amendment and any Credit Extension(s) to occur on the Sixth Amendment Execution Date: (i) the representations and warranties contained in this Amendment, in the Credit Agreement (as amended by this Amendment) and in the other Credit Documents are true and correct, in all material respects (except to the extent that any such representations and warranties are qualified by a Material Adverse Effect or other materiality, in

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which case, such representations and warranties are true and correct in all respects), on, and as of, the Sixth Amendment Execution Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties are true and correct, in all material respects (except to the extent that any such representations and warranties are qualified by a Material Adverse Effect or other materiality, in which case, such representations and warranties are true and correct in all respects), on, and as of, such earlier date; and (ii) no Default or Event of Default has occurred and is continuing; and

(i) after giving effect to this Amendment and to any Credit Extension(s) to occur on the Sixth Amendment Execution Date, the Credit Parties are in compliance, on a Pro Forma Basis, with each of the financial covenants set forth in Section 8.8 (Financial Covenants) of the Credit Agreement (as amended by this Amendment), as supported by reasonably detailed calculations provided to the Administrative Agent.

5. Reaffirmation. Each of the Credit Parties: (a) (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its respective obligations under the Credit Agreement and each of the other Credit Documents, each of which remains in full force and effect (as amended by this Amendment, to the extent amended), and (iii) agrees that this Amendment, and all documents, agreements, certificates and instruments executed in connection with this Amendment, do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents (except to the extent such obligations are expressly modified pursuant to this Amendment); and (b) (i) affirms that each of the Liens granted in, or pursuant to, the Credit Documents is valid and subsisting, and (ii) agrees that this Amendment, and all documents, agreements, certificates and instruments executed in connection with this Amendment, do not, in any manner, impair, or otherwise adversely affect, any of the Liens granted in, or pursuant to, any of the Credit Documents.

6. Acknowledgment Regarding Certain Historical Compliance Matters. Notwithstanding anything to the contrary in this Amendment, in the Credit Agreement (as in effect on March 31, 2022, as amended by this Amendment or otherwise) or in any other Credit Document, for purposes of determining compliance with each of the financial covenants specified in Section 8.8 (Financial Covenants) of the Credit Agreement solely with respect to the Fiscal Quarter of the Borrower ended on March 31, 2022, the Credit Agreement, as in effect as of the end of such Fiscal Quarter, shall be deemed to be the Credit Agreement (as amended by this Amendment), notwithstanding that such Fiscal Quarter ended prior to the Sixth Amendment Execution Date.

7. Miscellaneous.

(a) Credit Document. This Amendment shall be deemed to be, and is, a Credit Document, and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment. All references to “this Agreement” in the Credit Agreement (including, without limitation, all such references in the representations and warranties in the Credit Agreement), and all references to the “Credit Agreement” in the other Credit Documents (including, without limitation, all such references in the representations and warranties in such other Credit Documents), in each case of the foregoing, shall be deemed to refer to the Credit Agreement as amended by this Amendment.

(b) No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Documents shall remain unchanged and in full force and effect.

(c) Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including in “.pdf” form) shall be effective as delivery of a manually executed counterpart of this Amendment.

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(d) Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent and the Collateral Agent.

(e) Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Sixth Amendment Execution Date, intending to create an instrument under seal.

BORROWER: HERITAGE INSURANCE HOLDINGS, INC.,

a Delaware corporation

By: /s/ KIRK LUSK (Seal)

Name: Kirk Lusk

Title: Chief Financial Officer

Guarantors: CONTRACTORS ALLIANCE NETWORK, LLC,

a Florida limited liability company

HERITAGE INSURANCE CLAIMS, LLC,

a Florida limited liability company

HERITAGE MGA, LLC,

a Florida limited liability company

NBIC FINANCIAL HOLDINGS, INC.,

a Delaware corporation

NBIC HOLDINGS, INC.,

a Delaware corporation

NBIC SERVICE COMPANY, INC.,

a Rhode Island corporation

SKYE LANE PROPERTIES, LLC,

a Florida limited liability company

ZEPHYR ACQUISITION COMPANY,

a Delaware corporation

By: /s/ KIRK LUSK (Seal)

Name: Kirk Lusk

Title: Chief Financial Officer

HI Holdings, INc.,

a Hawaii corporation

By: /s/ ERNESTO GARATEIX (Seal)

Name: Ernesto Garateix

Title: Chief Operating Officer

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Signature Page to Sixth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT: REGIONS BANK,

as Administrative Agent and Collateral Agent

By: /s/ CRAIG CUTRO (Seal)

Name: Craig Cutro

Title: Director

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Signature Page to Sixth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

LENDERS: REGIONS BANK,
as the Issuing Bank, the Swingline Lender and a Lender

By: /s/ CRAIG CUTRO (Seal)

Name: Craig Cutro

Title: Director

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Signature Page to Sixth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

CIBC BANK USA,

as a Lender

By: /s/ AUSTIN LOVE (Seal)

Name: Austin G. Love

Title: Managing Director

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Signature Page to Sixth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

woodforest national bank,

as a Lender

By: /s/ THOMAS ANGLEY (Seal)

Name: Thomas Angley

Title: SVP

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Signature Page to Sixth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)